UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2008

ENERGTEK INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51249 (Commission File Number)	42-1708652 (IRS Employer Identification No.)

11 East 44th Street
Suite 1900
New York, NY 10017

(Address of principal executive offices)

(212) 208-4344

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On November 19, 2008, Energtek Inc., a Nevada corporation, mailed a letter to its shareholders. A copy of the letter is attached hereto as Exhibit 20.1 and incorporated herein by reference, as required by subsection (d) of Rule 135C under the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

20.1	Letter dated November 19, 2008, from Energtek Inc. to its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGTEK INC.

Date: November 19, 2008	By:	/s/ Lev Zaidenberg
Name: Lev Zaidenberg
Title: President and Chief Executive officer